EXHIBIT 10.2


CLIFFORD
CHANCE



                                    [O] 2008



                                BARCLAYS BANK PLC

                                  as Transferor



                     GRACECHURCH RECEIVABLES TRUSTEE LIMITED

                             as Receivables Trustee




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                  AGREEMENT BETWEEN PARTIES TO THE RECEIVABLES

                  SECURITISATION AGREEMENT IN RELATION TO THE

                              INDEMNITY AGREEMENT


                                 DATED [O] 2008


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THIS DEED is made on [o] 2008

BETWEEN:

(1) BARCLAYS BANK PLC, an institution authorised under the Banking Act 1987, acting through its business unit "Barclaycard", having its principal place of business at 1234 Pavilion Drive, Northampton NN4 7SG (the "TRANSFEROR"); and

(2) GRACECHURCH RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey having its registered office at 26 New Street, St. Helier, Jersey JE2 3RA, Channel Islands in its capacity as receivables trustee (the "RECEIVABLES TRUSTEE").

INTRODUCTION

(A) The parties hereto entered into a receivables securitisation agreement dated 23 November 1999 and as amended and restated on 7 July 2000 (the "RECEIVABLES SECURITISATION AGREEMENT").

(B) The Transferor has informed the Receivables Trustee that it intends to enter into an indemnity agreement, dated on or about the date hereof, between itself as the indemnity provider and Gracechurch Card Programme Funding Limited (the "ISSUER" and such agreement the "INDEMNITY AGREEMENT"), under which it will agree to indemnify the Issuer for certain expenses of issuance so as to enable the Issuer to raise funds which will ultimately be applied in funding the Receivables Trust.

(C) The parties hereto intend that, in order to ensure that the Receivables Trustee shall be adequately funded to make payments of Purchase Price pursuant to the Receivables Securitisation Agreement, the obligations of the Receivables Trustee to purchase any Receivables and to make any such payments of Purchase Price pursuant to the Receivables Securitisation Agreement shall hereafter in each case be conditional on the Transferor having entered into the Indemnity Agreement and having continued to be party thereto.

THIS DEED WITNESSES AS FOLLOWS:

1.      DEFINITIONS

        Save where the contrary is indicated or the context otherwise requires, words and phrases as defined in or incorporated by reference into the Receivables Securitisation Agreement shall have the same meanings herein.

2.      ACCEPTANCE OF OFFERS CONDITIONAL UPON ENTRY INTO INDEMNITY AGREEMENT

        The parties hereby agree that notwithstanding the terms of the Receivables Securitisation Agreement, the Receivables Trustee shall not be obliged at any time (the "RELEVANT TIME") either:

        (i) to make any payment of Purchase Price pursuant to the Receivables Securitisation Agreement (other than any such payment which became due and payable prior to the date hereof); or


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        (ii)    to accept any assignment of Receivables pursuant to the
                Receivables Securitisation Agreement (and accordingly no such assignment shall take place, including any assignment of Receivables arising after the date hereof on Designated Accounts);

        unless at the Relevant Time the Transferor and the Receivables Trustee:

        (a)     shall have entered unconditionally into the Indemnity Agreement;
                and

        (b) shall have continued to be party thereto (without material amendment) up to and including the Relevant Time.

3.      COUNTERPARTS

        This Deed may be executed in any number of counterparts each of which when executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument.

4.      GOVERNING LAW

        This Deed shall be governed by and construed in accordance with English law.

5.      JURISDICTION

        Each of the parties hereto agrees for the benefit of the others that the courts of England shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which arise out of or in connection with this Deed (respectively, "PROCEEDINGS" and "DISPUTES") and, for such purposes, irrevocably submits to the jurisdiction of such courts.

5.1     APPROPRIATE FORUM

        Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

5.2     NON-EXCLUSIVITY

        The submission to the jurisdiction of the courts of England shall not (and shall not be construed so as to) limit the right of any party to take Proceedings in any court of competent jurisdiction, nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by law.

6.      CONTRACT (RIGHTS OF THIRD PARTIES) ACT

        A person who is not a party to this Deed (other than Gracechurch Card Programme Funding Limited and Gracechurch Receivables Trustee Limited) has no right under the Contract (Rights of Third Parties) Act 1999 to enforce any term of this Deed but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

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IN WITNESS HEREOF the parties hereto have executed and delivered this Deed on the date written at the start of the Deed.


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                                 EXECUTION PAGE

TRANSFEROR BENEFICIARY

EXECUTED and DELIVERED as a Deed on behalf of                  )
BARCLAYS BANK PLC                                              )
by its duly authorised attorney                                )
in the presence of:                                            )




RECEIVABLES TRUSTEE

EXECUTED and DELIVERED as a Deed on behalf of                  )
GRACECHURCH RECEIVABLES TRUSTEE                                )
LIMITED                                                        )
pursuant to a resolution of the Board                          )


                                                    ADDRESS FOR SERVICE
                                                    Clifford Chance Secretaries
                                                    Limited
                                                    10 Upper Bank Street
                                                    London E14 5JJ


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